Filed under Rules 497(e)

497(k)

Registration No. 002-83631

VALIC Company I

Small-Mid Growth Fund

(the “Fund”)

Supplement dated September 5, 2017, to the Fund’s

Prospectus and Summary Prospectus each dated October 1, 2016, as amended

At an in-person meeting held on August 7-8, 2017, the Board of Directors (the “Board”) of VALIC Company I (“VC I”), the Board approved an amendment to the Investment Sub-Advisory Agreement (the “Amendment”) between The Variable Annuity Life Insurance Company (“VALIC”) and Goldman Sachs Asset Management, L.P. (“GSAM”) with respect to the Fund. Under the Amendment, effective September 1, 2017, VALIC will pay GSAM a subadvisory fee equal to 0.44% on the first $50 million, 0.42% on the next $50 million, and 0.40% on assets over $100 million. Prior to September 1, 2017, VALIC paid GSAM a subadvisory fee with respect to the Fund equal to 0.55% on the first $100 million, and 0.50% on assets over $100 million.

At the meeting, the Board also approved an Advisory Fee Waiver Agreement (the “Fee Waiver Agreement”) with respect to the Fund. Pursuant to the Fee Waiver Agreement, VALIC is contractually obligated to waive a portion of its advisory fee with respect to the Fund so that the advisory fee rate payable by the Fund to VALIC under the Investment Advisory Agreement with VC I (the “Advisory Agreement”) is 0.78% on the first $250 million and 0.68% on assets over $250 million. This Fee Waiver Agreement will become effective on September 1, 2017 and will continue in effect until September 30, 2018, unless earlier terminated by mutual agreement of the Board and VALIC. In addition, the Fee Waiver Agreement will automatically terminate upon the termination of the Investment Advisory Agreement. VALIC may not recoup any advisory fees waived with respect to the Fund pursuant to the Fee Waiver Agreement.

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.